Exhibit 21
Subsidiaries
Steadfast Income REIT Operating Partnership, L.P. (Delaware)
SIR Park Place, LLC (Iowa)
SIR Clarion Park, LLC (Delaware)
SIR Truman Farm, LLC (Delaware)
SIR EBT Lofts, LLC (Delaware)
SIR Windsor on the River, LLC (Delaware)
SIR Renaissance, LLC (Delaware)
SIR Spring Creek, LLC (Delaware)
SIR Montclair Parc, LLC (Delaware)
SIR Sonoma Grande, LLC (Delaware)
SIR Estancia, LLC (Delaware)
SIR Valley Farms, LLC (Delaware)
SIR Hilliard Park, LLC (Delaware)
Hilliard Park Partners, L.L.C. (Ohio)
SIR Sycamore Terrace, LLC (Delaware)
SIR Hilliard Summit, LLC (Delaware)
Hilliard Meadows Apartments, LLC (Ohio)
SIR SM Apartments, LLC (Delaware)
SIR Renaissance Condos, LLC (Delaware)
SIR Moorings, LLC (Delaware)
SIR Arrowhead, LLC (Delaware)
SIR Residential Services, Inc. (California)
SIR Forty 57, LLC (Delaware)
SIR Valley Farms Clubhouse, LLC (Delaware)
SIR Valley Farms North, LLC (Delaware)
SIR Riverford, LLC (Delaware)
SIR Keystone, LLC (Delaware)
SIR Montecito, LLC (Delaware)
SIR Hilliard Grand, LLC (Delaware)
Hilliard Grand Apartments, LLC (Ohio)
SIR Fairmarc, LLC (Delaware)
SIR Library Lofts, LLC (Delaware)
SIR Deep Deuce, LLC (Delaware)
SIR Deer Valley, LLC (Delaware)
SIR Quail North, LLC (Delaware)
SIR Trails Edge, LLC (Delaware)
SIR Waterford, LLC (Delaware)
SIR Arbors, LLC (Delaware)
SIR Tapestry Park, LLC (Delaware)
SIR Dawntree, LLC (Delaware)
SIR Stuart Hall, LLC (Delaware)
Brice Grove Apartments, LLC (Delaware)
SIR Brice Grove, LLC (Delaware)
SIR Hamburg, LLC (Delaware)
SIR Heights, LLC (Delaware)
SIR Special Member Ltd., Inc. (Delaware)
SIR Waterford Riata, LLC (Delaware)
SIR Huffmeister Villas, LLC (Delaware)
SIR Kingwood Villas, LLC (Delaware)
SIR Carrington Park, LLC (Delaware)
SIR Carrington Place, LLC (Delaware)
SIR Carrington Champion, LLC (Delaware)
SIR Willow Crossing, LLC (Delaware)
SIR Katy Ranch, LLC (Delaware)
SIR Sienna Grand, LLC (Delaware)

SIR Mallard Crossing, LLC (Delaware)
SIR Carol Stream, LLC (Delaware)
SIR Creekside, LLC (Delaware)
SIR Mapleshade, LLC (Delaware)
SIR Oak Crossing, LLC (Delaware)
SIR Park Shore, LLC (Delaware)
SIR LANDS Holdings, LLC (Delaware)